Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

18.	Subsequent events

On February 17, 2022, the Company announced that the Supreme Court of Justice of Mexico (SCJN) reached a decision in respect of the mineral title lawsuit involving the Company’s minerals claims. The draft decision determines that the Mexican mineral title law is constitutional, but that before issuing Almaden’s mineral titles, the Ministry of the Economy should have provided for a consultation procedure with relevant indigenous communities. The draft orders the Ministry of the Economy to declare Almaden’s mineral titles ineffective and to re-issue them following the Ministry’s compliance with its obligation to carry out the necessary procedures to consult with indigenous communities. The final decision of the SCJN may be modified and differ from the draft described above. The decision will take effect at the time of official notification of the decision to the Company which is expected in April 2022.

On March 7, 2022, the Company granted employees, consultants, officers and directors an aggregate of 1,125,000 stock options in accordance with the terms of the Company’s stock option plan, each of which is exercisable into one common share at an exercise price of $0.38 per share until March 7, 2027.